Filed Pursuant to Rule 497(k)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield Midstream Focus Fund
(the “Fund”)

Supplement dated April 23, 2020 to the Fund’s Summary Prospectus dated January 28, 2020, as supplemented and amended to date

Effective immediately, under the heading “Principal Risks of Investing in the Fund,” the disclosure is hereby supplemented with the following risk:

“Risks of Recent Market and Economic Developments. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.

Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil-producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries have agreed to reduce production by approximately 10 million barrels per day, such production cuts do not take effect until May and June of 2020. Reduced production and continued oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact Fund performance and the value of your investment in the Fund. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus.

Please retain this Supplement for reference.